Changing in the capital from non-controlling interest shareholder	12 Months Ended
Dec. 31, 2025
Class of Stock [Line Items]
Changing in the capital from non-controlling interest shareholder
20.	Changing in the capital from non-controlling interest shareholder
JD Industrials
In August 2020, January 2021 and March 2023, JD Industrials, the Group’s subsidiary which is the leading industrials supply chain technology and service provider in China, completed series A, series
A-1
and series B preference share financing (“JD Industrials Series A,
A-1
and B Preference Shares”) with a group of third-party investors. The total amount of financing arising from JD Industrials Series A,
A-1
and B Preference Shares was approximately US$545 million. Among above, the total amount of financing arising from JD Industrials Series B Preference Shares was approximately US$210 million, with net proceeds received amounting to RMB431 million recorded as non-controlling
interests and RMB1,031 million recorded as additional
paid-in
capital for the year ended December 31, 2023.
In December 2025, JD Industrials’ initial public offering(“IPO”) was completed with net proceeds after deducting underwriting commissions, share issuance costs and offering expenses approximately amounted to RMB2,555 million, representing 7.86%
of the issued share capital of JD Industrials. Upon the completion of JD Industrials IPO, JD Industrials’ Series A, A-1 and B Preference Share have been automatically converted into ordinary shares of JD Industrials.
Dada
In April 2025, Dada entered into an agreement and plan of merger with the Group’s wholly owned subsidiaries (“Going Private” transaction). In June 2025, Dada completed the “Going Private” transaction. Upon the merger contemplated in that agreement completion, Dada becomes the Group’s wholly owned subsidiary held by JD Sunflower. At the completion of the merger, each ADS and ordinary share of Dada was cancelled and ceased to exist in exchange for the right to receive
US
$2.0 per ADS and
US
$0.5 per share from the Company, respectively, subject to adjustments as set out in the said agreement. As the Group controls Dada both before and after the transaction, the transaction was accounted for as a common control transaction with the net assets transferred recorded at its carrying amount, and no gain or loss was recognized in the consolidated statements of operations and comprehensive income. For the year ended December 31, 2025, RMB1,116 million was recorded as a reduction of non-controlling
interests due to this transaction.
Purchase of the
non-controlling
interests in Kuayue Express
In December 2024, JD Logistics entered into an equity transfer agreement (the “Purchase”) with certain non-controlling
interests shareholders of Kuayue-Express Group Co., LTD. (“Kuayue Express”), a
non-wholly
owned subsidiary of JD Logistics in which JD Logistics held approximately 63.57%
equity interest before the Purchase, to acquire the remaining approximately
36.43% equity interest in Kuayue Express upon satisfying certain closing conditions at the total consideration of not more than approximately RMB6,484 million subject to adjustments as set out in the said agreement.
During the year of 2025, JD Logistics completed the first phase equity transfer and the second phase business registration of transferring in accordance with the agreement. Through the transfer, JD Logistics has completed an initial cash payment of
RMB2,145
million out of the total consideration, while the remaining
RMB4,339 million remains payable as of December 31, 2025.
Upon the expected cash payment of the second phase equity transfer in 2026, JD Logistics’ shareholding in Kuayue Express will be raised to 90%, with the residual equity to be acquired in the final phase pursuant to the agreement.
For the year ended December 31, 2025, RMB1,728 million was recorded as a reduction of non-controlling
interests due to this transaction.